SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 19, 1999
                       (Date of earliest event reported)


                          COMMUNITY BANK SYSTEM, INC.
                          ---------------------------
               (Exact name of registrant as specified in charter)


            DELAWARE                     0-11716              16-1213679
            --------                     -------              ----------
   State of other Jurisdiction          (Commission          (IRS Employer
      of incorporation)                File Number)      Identification Number)


     5790 WIDEWATERS PARKWAY, DEWITT, NEW YORK                   13214
     -----------------------------------------                   -----
      (Address of principal executive offices)                 (Zip Codes)

      Registrant's telephone numbers, including area code: (315) 445-2282

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
================================================================================



                          This report contains 5 pages

                        Exhibit index located at page 2.

                                   Index Page



Item 5.   Other Events

          Summary disclosure on company website of recent insider trading activity and current insider stock holdings.


Effective April 19, 1999, Community Bank System, Inc. (NYSE: CBU) will disclose recent insider trading activity and current insider stock holdings on its Web site (www.communitybankna.com). Insider trades will be summarized on the Web site from data obtained from reports filed pursuant to Section 16(a) of the Securities and Exchange Act of 1934. The information provided is to the best of the Company's knowledge accurate when issued but does not reflect information or trades after the stated date. The passage of time renders such information stale, and the Company cannot be responsible for any misimpressions which may result from the reading of dated information.

            CBSI Insider Trading Activity Since December 31, 1998

Objective: The Company encourages stock ownership by executive officers and directors as a way to more closely associate management and shareholder perspectives. The awarding of various forms of stock options to this group as well as to other selected employees is intended to facilitate such investment. The stock-based plans described in the Company's annual Proxy Statement reflect the goal to align officer and director compensation with the long-term interests of shareholders.

The following information is being provided to better inform shareholders and investors regarding stock ownership and stock trades by senior executive officers and directors of the Company for the specified time periods. The information provided is to the best of the Company's knowledge accurate when issued but does not reflect information or trades after the stated issue date. The passage of time renders such information stale, and the Company cannot be responsible for any misimpressions which may result from the reading of dated information. All viewers should carefully check the dates of issuance of information, reports, and other items contained in or linked to this Web site.



----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Net
                                                           Shares Acquired            Shares Sold             Investment
         Name & Position                     Date       Number     Ave. Price     Number     Ave. Price     or (Proceeds)
----------------------------------------------------------------------------------------------------------------------------

Sanford A. Belden                          2/18/99       6,527       $ 17.44       6,527       $ 26.38         $ (58,315)
Director, President and CEO
                          Comment: Exercised and simultaneously sold 6,527 non-qualified options (ordinary income tax due upon exercise); options were granted in three installments during 1996.

                                           2/18/99       7,094       $ 14.29       3,843       $ 26.38             $ (11)

                          Comment: Swapped 3,843 existing shares in exercise of 7,094 incentive stock options;
                                   options were granted in three installments during 1994-1996.  This trans-
                                   action increased total holdings to 36,811 shares compared to 33,560 shares as of March 23, 1998.

James A. Gabriel                           2/22/99         100       $ 26.69                                     $ 2,669
Chairman of the Board
                          Comment: Current holdings are 27,810 shares compared to 26,960 shares as of
                                   March 23, 1998.

Michael A. Patton                          2/25/99                                   600 transferred                 $ -
Regional President
                          Comment: Shares held by daughter transferred from beneficially owned category due to change of address.  Current holdings are 33,415 shares compared to 33,582 shares as of March 23, 1998.

David G. Wallace                           2/25/99       4,000        $ 7.38       4,000       $ 25.94         $ (74,250)
Chief Financial Officer
                          Comment: Exercised and simultaneously sold 4,000 non-qualified options (ordinary income tax due upon exercise); options were scheduled to expire on
                                   March 15, 1999 after a 10-year holding period.  Current holdings are
                                   24,713 shares compared to 23,596 shares as of March 23, 1998.

Nicholas A. DiCerbo                       2/26/99-         400       $ 25.48                                    $ 10,191
Director                                    4/9/99
                          Comment: Purchased shares in five separate transactions.  1,254 shares held by children transferred from beneficially owned category on December 31, 1998 due to change of address.  Current holdings are 61,903 compared to 58,988 shares as of March 23, 1998.

Richard C. Cummings                        3/30/99                                17,500  transferred                $ -
Director
                          Comment: A trust, of which Director Cummings is a trustee, completed distribution of all its assets to two successor trusts.  No sale of CBSI stock took place.
                                   Director Cummings is not a trustee of either successor trust.  Previous sales of CBSI stock by the trust took place in the latter half of 1998 under the direction of an independent investment manager as part of rebalancing portfolio assets.  Director Cummings' personal and beneficial holdings are now 16,414 shares compared to 36,021 shares as of March 23, 1998.

John M. Burgess                             4/5/99       2,000       $ 24.13                                    $ 48,250
Director
                          Comment: Current holdings are 12,720 shares compared to 10,720 shares as of
                                   March 23, 1998.

                                                                                               updated 4/13/99



----------------------------------------------------------------------------------------------------------------------------
                                                       Common Stock Beneficially Owned by CBSI Insiders

                                                             Common Stock Beneficially Owned (a)                  Total
                                                                   As of March 22, 1999                        Unexercised
                                      Director          Shares                                                    Options
               Name                     Since            Held       Options (b)   Total       Percent (c)       on 3/22/99
----------------------------------------------------------------------------------------------------------------------------

Sanford A. Belden                       1992            36,811         3,000      39,811         0.55%            56,349
John M. Burgess                         1991            10,720        28,672      39,392         0.54%            28,672
Richard C. Cummings                     1983            33,914        11,166      45,080         0.62%            11,166
William M. Dempsey                      1984             1,600        32,765      34,365         0.47%            32,765
Nicholas A. DiCerbo                     1984            61,871        34,158      96,029         1.32%            34,158
James A. Gabriel                        1984            27,810        36,935      64,745         0.89%            36,935
Lee T. Hirschey                         1991            28,712        28,672      57,384         0.79%            28,672
David C. Patterson                      1991            10,902        33,456      44,358         0.61%            33,456
William N. Sloan                        1991             1,548        29,350      30,898         0.42%            29,350

Girard H. Mayer                     Subsid. Pres.       82,183         2,524      84,707         1.17%            10,150
Michael A. Patton                    Reg'n Pres.        33,282        21,436      54,718         0.75%            41,355
David G. Wallace                         CFO            24,233        22,668      46,901         0.64%            44,710
James A. Wears                       Reg'n Pres.        29,411        27,476      56,887         0.78%            47,405

Total                                    13            382,997       312,278     695,275         9.18%           435,143

Percent total CBSI shares outstanding                    5.27%         4.30%       9.57%                           5.99%

CBSI shares outstanding at March 22, 1999:                                                   7,262,829

----------------------------------------------------------------------------------------------------------------------------
                                                             Common Stock Beneficially Owned (a)                        Total
                                                                   As of March 23, 1998                        Unexercised
                                      Director          Shares                                                    Options
               Name                     Since            Held       Options (b)   Total       Percent (c)       on 3/23/98
----------------------------------------------------------------------------------------------------------------------------
Sanford A. Belden                       1992            33,560           570      34,130         0.45%            51,550
John M. Burgess                         1991            10,720         6,845      17,565         0.23%             6,845
Richard C. Cummings                     1983            36,021         6,845      42,866         0.56%             6,845
William M. Dempsey                      1984             1,600         6,845       8,445         0.11%             6,845
Nicholas A. DiCerbo                     1984            58,988         6,445      65,433         0.86%             6,445
James A. Gabriel                        1984            26,960         6,845      33,805         0.44%             6,845
Lee T. Hirshey                          1991            27,712         6,845      34,557         0.45%             6,845
Earl W. MacArthur                       1983             4,128         6,845      10,973         0.14%             6,845
David C. Patterson                      1991            10,778         6,845      17,623         0.23%             6,845
William N. Sloan                        1991             1,531         6,845       8,376         0.11%             6,845

Girard H. Mayer                     Subsid. Pres.       81,308           670      81,978         1.08%             2,680
Michael A. Patton                    Reg'n Pres.        33,582        15,220      48,802         0.64%            35,080
David G. Wallace                         CFO            23,596        19,120      42,716         0.56%            42,940
James A. Wears                       Reg'n Pres.        29,011        21,250      50,261         0.66%            41,130
----------------------------------------------------------------------------------------------------------------------------
Total                                    14            379,495       118,035     497,530         6.44%           234,585

Percent total CBSI shares outstanding                    4.99%         1.55%       6.54%                           3.09%
----------------------------------------------------------------------------------------------------------------------------
CBSI shares outstanding at March 23, 1998:                                                   7,602,968


(a) Represents shares as to which named individual possessed sole or shared voting or investment power as of March 22, 1999 or March 23, 1998, respectively. Excludes deferred stock held by three directors received in lieu of cash compensation. See Company proxy for additional detail.

(b) Includes shares that the named individuals currently have the right to acquire, or will have the right to acquire within 60 days of March 22, 1999 or March 23, 1998, respectively, through exercise of stock options issued by the Company.

(c) Percentage for individuals includes shares held plus options (b) shown as a percent of Company shares outstanding plus each individual's options (b). Total percentage is based on shares held plus total options (b) of all individuals as a percent of Company shares outstanding plus total options
     (b) of all individuals.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              COMMUNITY BANK SYSTEM, INC.
                                                (Registrant)

                                              by: /s/  SANFORD A. BELDEN
                                                  -----------------------
                                                       Sanford A. Belden
                                                       President and
                                                       Chief Executive Officer
April 19, 1999